                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            DIGITAL MICROWAVE CORPORATION
    ----------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

    ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------
       (5)    Total fee paid:

              -----------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

              -----------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement no.:

              -----------------------------------------------------------------
       (3)    Filing Party:

              -----------------------------------------------------------------
       (4)    Date Filed:

              -----------------------------------------------------------------

                                   July 13, 1998



TO THE STOCKHOLDERS OF
DIGITAL MICROWAVE CORPORATION:

          You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Microwave Corporation (the "Company") on August 4, 1998, at 3:00 p.m., local time, which will be held at the Company's executive offices located at 170 Rose Orchard Way, San Jose, California.

          Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

          After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

          We hope that you will attend the Annual Meeting. In any event, after reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company if you wish to vote in person and your proxy will not be voted.

          A copy of the Company's 1998 Annual Report to Stockholders has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                        Sincerely yours,

                                        /s/ CHARLES D. KISSNER

                                        Charles D. Kissner
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

                           DIGITAL MICROWAVE CORPORATION
                                170 Rose Orchard Way
                             San Jose, California 95134


                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
          The Annual Meeting of Stockholders of Digital Microwave Corporation (the "Company") will be held at the Company's executive offices located at 170 Rose Orchard Way, San Jose, California, on Tuesday, August 4, 1998, at 3:00 p.m. local time, to:

          1. Elect seven directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. Ratify and approve certain amendments to the Digital Microwave Corporation 1994 Stock Incentive Plan, including amending the maximum number of shares that any participant may receive in any fiscal year to 750,000 shares, except if such participant is a new hire in which case such participant may receive up to 1,500,000 shares in his or her first fiscal year;

          3. Ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending March 31, 1999; and

          4. Transact any other business which may properly come before the meeting and any adjournments or postponements thereof.

          The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

          Stockholders of record at the close of business on June 24, 1998, will be entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof.

          All stockholders are cordially invited and encouraged to attend the Annual Meeting. In any event, to ensure your representation at the Annual Meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

          We look forward to seeing you at the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ CHARLES D. KISSNER

                                        Charles D. Kissner
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER


          San Jose, California
          July 13, 1998

                                  PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                           DIGITAL MICROWAVE CORPORATION

          This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Digital Microwave Corporation, a Delaware corporation ("DMC" or the "Company"), of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 3:00 p.m., local time, on August 4, 1998, and any adjournment or postponement thereof.
This Proxy Statement was first mailed to stockholders on or about July 13, 1998.

PURPOSE OF MEETING

          The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in a subsequent section of this Proxy Statement.

VOTING

          Only holders of record of the Common Stock of the Company ("Common Stock") at the close of business on June 24, 1998, will be entitled to vote at the Annual Meeting and any continuations or adjournments thereof. Each share entitles the holder to one vote on each matter to come before the Annual Meeting. On June 24, 1998, there were 46,685,992 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, held by 272 stockholders of record.

          If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the DMC Board of Directors (the "Board of Directors" or the "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the Annual Meeting. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. The presence in person or by proxy of the holders of shares representing a majority of all outstanding shares will constitute a quorum. Abstentions, which may be specified on all proposals other than the election of Directors, are counted as votes against the proposal in determining whether a proposal has been approved, and broker non-votes are not counted as votes for or against the proposal. Proposal 1 requires a plurality of votes cast. However, votes withheld and broker non-votes are not counted toward a nominee's total. The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting is required for the adoption of Proposals 2 and 3. If no specific instructions are given with respect to matters to be acted upon at the Annual Meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR (i) the election of management's nominees for Directors listed in Proposal 1, (ii) the approval of the amendment and restatement of the Digital Microwave Corporation 1994 Stock Incentive Plan (the "1994 Incentive Plan") and (iii) the ratification of the selection of the independent public accountants for the Company.

REVOCABILITY OF PROXIES

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

COST OF SOLICITATION

          The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers and employees of the Company who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock.

          The Annual Report of the Company for the fiscal year ended March 31, 1998 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

                                    PROPOSAL 1:

                               ELECTION OF DIRECTORS

          At the Annual Meeting, seven Directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified, or until the death, resignation, or removal of such Director. It is intended that the proxies will be voted for the election of the seven nominees named below as Directors unless authority to vote for any such nominee is withheld. The seven nominees receiving the highest number of votes will be elected. In the unanticipated event that a nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

          In May 1997, the Board amended the Company's Bylaws to increase the number of Directors to six. The Board simultaneously elected Mr. John Combs to serve as a Director. In addition, pursuant to the Company's merger with MAS Technology Limited in March 1998, the Board amended the Company's Bylaws to increase the number of Directors to seven and simultaneously elected Mr. Howard Oringer to serve as a Director. Furthermore, pursuant to the terms of the merger, the Company agreed to nominate Mr. Oringer at the Annual Meeting to serve as a Director for a one-year term.

          In the event that additional persons are nominated, other than by the Board of Directors, for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and any additional Board of Directors' nominee as described above. The following are the nominees of the Board of Directors for election as Directors at the date hereof:

             Name                        Title                      Age
             ----                        -----                      ---
 Charles D. Kissner           Chairman of the Board and             51
                              Chief Executive Officer

 Richard C. Alberding         Director                              67

 John W. Combs                Director                              51

 Clifford H. Higgerson        Director                              58

 James D. Meindl              Director                              65

 Billy B. Oliver              Director                              73

 Howard Oringer               Director                              56

          Mr. Charles D. Kissner joined the Company as President, Chief Executive Officer and was elected Director of the Company in July 1995 and Chairman of the Board in August 1996. He currently serves as Chairman of the Board and Chief Executive Officer of the Company. Prior to joining the Company, he served as Vice President and General Manager of the Microelectronics Division of M/A-COM, Inc., a manufacturer of radio and microwave communication products, from July 1993 to July 1995. From February 1990 to July 1993, Mr. Kissner served as President, Chief Executive Officer and a Director of Aristacom International, Inc., a communications software company. Mr. Kissner currently is a director of Quickturn Design Systems, Inc., a provider of design emulation systems ("Quickturn"), Spectrian, Inc., a supplier of linear high power amplifiers for wireless communications, and American Medical Flight Support, Inc., a non-profit medical transportation company.

          Mr. Richard C. Alberding has served as a Director of the Company since July 1993 and served as Co-Chairman of the Board and Co-Chief Executive Officer from September 1994 to July 1995. Mr. Alberding retired from Hewlett-Packard Company in 1991, where he had served since 1984 as an Executive Vice President with responsibility for worldwide company sales, support and administration activities for measurement and computation products, as well as all corporate-level marketing activities. He also served on the corporate Executive Committee. Mr. Alberding is a director of Kennametal Corporation, a machine tool company, Walker Interactive Systems, a software company, Storm Technology, a computer peripherals company, Quickturn, SyBase, Inc., a computer database and tools company, Digital Link Corp., a network tools company, Paging Network, Inc., a paging services company, JLK Direct Distribution, a metalworking consumables distribution company, and several private companies.

          Mr. John W. Combs has served as a Director of the Company since May 1997. Since June 1993, Mr. Combs has served as President, Southwest Area for Nextel Communications, Inc., a digital communications system provider. From March 1990 to June 1993, he served as Executive Vice President of Sales, Marketing and Customer Care of Los Angeles Cellular Telephone Company, a provider of wireless telecommunications services. In addition, Mr. Combs also serves as a director of Hello Direct, Inc., a direct marketer of telecommunications products.

          Mr. Clifford H. Higgerson has served as a Director of the Company since March 1984. He also served as Chairman of the Board from July 1995 to August 1996 and as Co-Chairman of the Board and Co-Chief Executive Officer from September 1994 to July 1995. Mr. Higgerson has been a partner with Vanguard Associates, a private venture capital investment partnership, since July 1991 and, since 1986, managing partner of Communications Ventures, a private venture capital investment partnership. Mr. Higgerson also serves as a director of Advanced Fibre Communications, Inc., a manufacturer of telecommunications systems, and CIENA Corp., a manufacturer of light wave amplifiers and wave division multiplexing equipment ("CIENA").

          Dr. James D. Meindl has served as a Director of the Company since November 1995. Since 1993, Dr. Meindl has held the Joseph M. Pettit Chaired Professorship in Microelectronics at the Georgia Institute of Technology. Prior to his professorship at the Georgia Institute of Technology, Dr. Meindl served as Senior Vice President for Academic Affairs and Provost at Rensselaer Polytechnic Institute from 1986 to 1993. Dr. Meindl serves as a director of SanDisk Corp., which designs, develops and markets flash memory data storage products, and Zoran Corp., a semiconductor and related devices company.

          Mr. Billy B. Oliver has served as a Director of the Company since February 1987. Since 1985, Mr. Oliver has been a private communications consultant. Mr. Oliver has held various engineering and management positions with AT&T, including Vice President, Planning and Design from 1972 until 1985. Mr. Oliver is also a director of Communications Network Enhancements, a telecommunications service company, and CIENA.

          Mr. Howard Oringer has served as a Director of the Company since March 1998. Mr. Oringer has been Managing Director of Communications Capital Group, a management consulting firm, since November 1993. From February 1986 to November 1993, Mr. Oringer was the President, Chief Executive Officer and Chairman of the Board of Directors of TeleSciences, Inc., a manufacturer of telecommunications equipment. Mr. Oringer serves as a director of Tekelec, which designs, manufactures and markets network switching solutions and diagnostic systems, and Verilink Corporation, which develops, manufactures and markets access products for telecommunications network service providers and corporate end users.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL
                  OF THE ABOVE NOMINEES FOR ELECTION AS DIRECTORS.

                                    PROPOSAL 2:

                    APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
                           THE 1994 STOCK INCENTIVE PLAN

          The Company's stockholders are asked to vote on the proposed amendment and restatement of the 1994 Incentive Plan to amend the maximum number of shares that any participant may receive in any fiscal year to 750,000 shares, except if such participant is a new hire in which case such participant may receive up to 1,500,000 shares in his or her first fiscal year.

          The 1994 Incentive Plan, which was approved by the Company's stockholders at the 1994 annual meeting, provides for the issuance of stock options and stock awards covering up to 7,166,660 shares of Common Stock of the Company. Stock awards issued under the 1994 Incentive Plan may be made in the form of stock options, stock grants or purchases. The Board has concluded that the proposed amendments are in the best interests of the Company and its stockholders. The amendment in the maximum number of shares that any individual may receive in any fiscal year will enable DMC to retain talented employees and to attract talented new employees by offering them participation in the 1994 Incentive Plan. The Company's management believes that without such incentive it will be unable to attract and retain the services of those individuals essential to the Company's growth and financial success. In addition, some of the amendments to the 1994 Incentive Plan generally give the Company more flexibility in administering the 1994 Incentive Plan.

          THE BOARD HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RESTATEMENT OF THE 1994 INCENTIVE PLAN AND UNANIMOUSLY RECOMMENDS THAT HOLDERS OF SHARES OF THE COMPANY'S COMMON STOCK VOTE FOR APPROVAL OF SUCH PROPOSAL.

GENERAL DESCRIPTION

          In April 1994, the Board adopted the 1994 Incentive Plan, which was approved by the Company's stockholders in July 1994. Amendments to the 1994 Incentive Plan were approved by the stockholders in August 1996, August 1997 and March 1998. A total of 900,000 shares of Common Stock were initially reserved for issuance over the ten-year term of the 1994 Incentive Plan. The number of shares of Common Stock available for issuance automatically increases on the first trading day of each calendar year for five years from the adoption of the 1994 Incentive Plan, beginning with the 1995 calendar year, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, but in no event shall any such annual increase exceed 300,000 shares. Options granted under the 1994 Incentive Plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. See "Certain Federal Income Tax Information" below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options. A total of 7,166,660 shares are currently reserved for issuance under the 1994 Incentive Plan. As of March 31, 1998, options to purchase approximately 3,538,866 shares were outstanding under the 1994 Incentive Plan, 1,097,259 options to purchase shares had been exercised under the 1994 Incentive Plan, and approximately 2,830,535 shares remained reserved for future grants thereunder.

SUMMARY OF 1994 INCENTIVE PLAN

          The essential terms of the 1994 Incentive Plan, as proposed to be amended and restated, are summarized below. This summary does not purport to be complete, and is subject to, and qualified by, reference to all provisions of the 1994 Incentive Plan, as proposed to be amended and restated, a copy of which is attached hereto as EXHIBIT A.

          PLAN ADMINISTRATION. The 1994 Incentive Plan shall be administered by the Compensation Committee of the Board. The Compensation Committee (the "Plan Administrator") shall have complete discretion (subject to the provisions of the 1994 Incentive Plan) to authorize stock option grants and direct stock issuances under the 1994 Incentive Plan. In addition, a subcommittee of the Compensation Committee comprised solely of two or more "outside directors" (within the meaning of Section

162(m) of the Code, and the regulations thereunder) shall have sole and exclusive authority to administer the participation of "covered employees" (within the meaning of Section 162(m)(3) of the Code) in the 1994 Incentive Plan in order to qualify grants to covered employees under the 1994 Incentive Plan as performance-based compensation under Section 162(m) of the Code.

          ELIGIBILITY. Officers and other key employees of the Company and its subsidiaries (whether now existing or subsequently established) and independent consultants and advisors to the Company and its subsidiaries shall be eligible to participate in the Discretionary Grant and Stock Issuance Programs. Officers and other key employees shall also be eligible to participate in the Salary Reduction Grant Program. Non-employee members of the Board shall only be eligible to participate in the Automatic Grant and the Stock Fee Programs. In no event may any participant in the 1994 Incentive Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares in any fiscal year. In addition, in connection with his or her initial commencement of service with the Company, a participant in the 1994 Incentive Plan may be granted stock options, separately exercisable stock appreciation rights or direct stock issuances for up to an additional 750,000 shares, which shares shall not count against the limit set forth in the previous sentence.

          VALUATION. The fair market value per share of Common Stock on any relevant date under the 1994 Incentive Plan shall be the closing selling price per share on that date on the Nasdaq National Market. If there is no reported sale for such date, then the closing selling price for the last previous date for which such quotation exists shall be determinative of fair market value.

          EQUITY INCENTIVE PROGRAMS. The 1994 Incentive Plan contains five separate equity incentive programs: (i) a Discretionary Grant Program under which key employees and consultants may be granted stock options to purchase shares of Common Stock; (ii) an Automatic Grant Program under which option grants shall be made at specified intervals to non-employee directors of the Board; (iii) a Salary Reduction Grant Program under which officers and other key employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock at a discount from current fair market value equal to the amount of their salary reduction; (iv) a Stock Fee Program under which non-employee directors of the Board may elect to apply all or a portion of their annual retainer fee and meeting fees to the acquisition of shares of Common Stock; and (v) a Stock Issuance Program under which eligible individuals may be issued shares of Common Stock directly, through the immediate purchase of the shares, as a bonus tied to their performance of services or the Company's attainment of financial milestones, or pursuant to their individual elections to receive such shares in lieu of their base salary. The implementation and use of any of these equity incentive programs is within the sole discretion of the Plan Administrator.

          DISCRETIONARY GRANT PROGRAM. Under the Discretionary Grant Program, the exercise price per share for options shall not be less than 100% of the fair market value per share of Common Stock on the grant date. For incentive stock options granted to employees possessing 10% or more of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Holder"), the exercise price per share may not be less than 110% of such fair market value. The Plan Administrator shall have complete discretion to grant options (i) which are immediately exercisable for vested shares, (ii) which are immediately exercisable for unvested shares subject to the Company's repurchase rights or (iii) which become exercisable in installments for vested shares over the optionee's period of service. No granted option shall, however, have a maximum term in excess of ten years. No incentive stock option granted to a 10% Holder shall have a maximum term in excess of five years.

          Any option held by the optionee at the time of cessation of service normally shall not remain exercisable beyond the limited period designated by the Plan Administrator (not to exceed 36 months) at the time of the option grant. During that period the option generally shall be exercisable only for the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. However, the Plan Administrator shall have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding option may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

          Any unvested share of Common Stock shall be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator shall have complete discretion in establishing the vesting schedule for any such unvested shares and shall have full authority to cancel the Company's outstanding repurchase rights with respect to those shares in whole or in part at any time.

          The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Grant Program: tandem stock appreciation rights and limited stock appreciation rights. Tandem stock appreciation rights provide holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock. Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six months may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than 50% of the total combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer shall be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable for such share.

          AUTOMATIC GRANT PROGRAM. Under the Automatic Grant Program, each individual who first becomes a non-employee director of the Board on or after the date of the 1994 Annual Stockholders Meeting, whether through election by the stockholders or appointment by the Board, shall automatically be granted at the time of such initial election or appointment, an option grant for 42,000 shares of Common Stock, provided such individual has not been in the Company's prior employ. In addition, option grants for 14,000 shares of Common Stock shall automatically be made to non-employee directors of the Board who have served for at least three years annually thereafter. Accordingly, on the date of each annual stockholders meeting, each individual who is re-elected to serve as a non-employee director of the Board and who has served for at least three years shall automatically be granted a stock option to purchase 14,000 shares of Common Stock. There shall be no limit on the number of such additional 14,000-share option grants any one non-employee director of the Board may receive over his or her period of Board service, and non-employee directors of the Board shall be eligible to receive these option grants for 14,000 shares of Common Stock, regardless of whether they joined the Board prior to the 1994 Annual Meeting or were previously in the Company's employ.

          Under the Automatic Grant Program, the exercise price per share shall be equal to 100% of the fair market value per share of Common Stock on the automatic grant date. Each option shall have a maximum term of ten years from the grant date and each option shall be immediately exercisable for all option shares, but any purchased shares shall be subject to repurchase by the Company until vested, at the exercise price paid per share, upon the optionee's cessation of Board service. The option shares shall vest and the Company's repurchase rights shall lapse with respect to option shares in three equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one year of Board service measured from the automatic grant date.

          Should the optionee die or become permanently disabled while serving as a Board member, then the Company's repurchase rights subject to each automatic option grant held by that individual optionee shall immediately lapse in full and those vested shares may be purchased at any time within the twelve-month period following the date of the optionee's cessation of Board service.

          The Company's repurchase rights subject to each automatic option grant shall immediately lapse upon certain changes in control or ownership of the Company, as discussed in more detail below under "General Provisions." In addition, upon the successful completion of a hostile tender offer for securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of
(i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable for such share.

          The remaining terms and conditions of the option grants under the Automatic Grant Program shall conform in general to the terms described above for option grants made under the Discretionary Grant Program and shall be incorporated into the option agreement evidencing the automatic grant.

          SALARY REDUCTION GRANT PROGRAM. In the event that the Company chooses to implement a Salary Reduction Grant Program, the Plan Administrator shall have complete discretion in selecting the individuals, if any, who are to participate. Under the Salary Reduction Grant Program, participants may elect to have a portion of their base salary reduced each year in return for options to purchase shares of the Common Stock at a discount from current market value. The formula for determining how many option shares shall be granted at the discounted exercise price insures that the total value of the spread on the option shall not exceed the dollar amount of the optionee's salary reduction.

          Each option shall be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Grant Program, except that the exercise price per share shall be equal to one-third of the fair market value per share of Common Stock on the grant date and the number of option shares shall be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) shall equal the dollar amount of the reduction to the optionee's base salary in effect for the calendar year for which the grant is made.

          Provided the optionee continues in the Company's employ, the option shall become exercisable for 50% of the option shares on the last day of June in the calendar year for which the grant is made and shall become exercisable for the balance of the option shares in a series of successive monthly installments on the last day of each of the next six calendar months. Should the optionee die or become disabled while in service, the option shall immediately become exercisable for that number of option shares equal to (i) one-twelfth of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed from the first day of the calendar year for which the option is granted and the last day of the calendar month during which the optionee ceases service. Each option shall have a term of ten years measured from the grant date, whether or not the individual continues in service for the Company.

          STOCK FEE PROGRAM. Under the Stock Fee Program, each individual serving as a non-employee director of the Board shall be eligible to elect to apply all or any portion of the annual retainer fee and/or meeting fees otherwise payable in cash to him or her to the acquisition of shares of Common Stock. The non-employee director of the Board must make the stock election prior to the start of the calendar year for which the election is to be in effect. On the first trading day in January of the calendar year for which the election is in effect, the portion of the annual retainer fee subject to such election shall be applied to the acquisition of Common Stock by dividing the elected dollar amount by the fair market value per share of Common Stock on that trading day. The issued shares shall be held in escrow by the Company until the individual vests in those shares. The non-employee director of the Board shall have full stockholder rights, including voting and dividend rights, with respect to all issued shares held in escrow on his or her behalf.

          Upon completion of each month of Board service during the year for which the election is in effect, the non-employee director of the Board shall vest one-twelfth of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event the individual dies or becomes disabled during his or her period of Board service or certain changes in control or ownership of the Company are effected during such period. Should the Board member cease service prior to vesting in one or more monthly installments of the issued shares, then those installments shall be forfeited.

          On the first trading day following any meeting, in a calendar year for which the election is effective, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of Common Stock by dividing the elected dollar amount by the fair market value per share of Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the shares shall be issued as soon as practicable to the non-employee director.

          STOCK ISSUANCE PROGRAM. Shares may be sold under the Stock Issuance Program at a price per share not less than 85% of fair market value, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services or pursuant to an irrevocable election by the individual to receive such shares in lieu of a portion of his or her salary.

          The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of financial milestones. Unvested shares shall be subject to certain transfer restrictions and to repurchase or cancellation by the Company if the vesting requirements are not satisfied. The Plan Administrator shall, however, have the discretionary authority to accelerate the vesting of any issued shares in whole or in part at any time. Individuals holding shares under the Stock Issuance Program shall have full stockholder rights with respect to those shares, whether the shares are vested or unvested.

GENERAL PROVISIONS

          OPTION VESTING ACCELERATION. Outstanding options under the 1994 Incentive Plan shall become immediately exercisable, and unvested shares issued or issuable under the 1994 Incentive Plan shall be subject to accelerated vesting, in the event of certain changes in the ownership or control of the Company. Such option vesting acceleration is triggered by (i) the acquisition of the Company by any person or entity through merger, consolidation or asset sale (a "Corporate Acquisition") or (ii) a hostile takeover of the Company through a successful tender offer for securities of more than 50% of the total combined voting power of the Company's outstanding securities or a change in the majority of the Board effected through one or more contested elections for Board membership (a "Change in Control").

          Each option outstanding under the Discretionary Grant Program or Salary Reduction Program at the time of a Corporate Acquisition shall automatically become fully and immediately exercisable. However, an outstanding option under the Discretionary Grant Program shall not accelerate to the extent such option is to be assumed by the successor corporation or replaced by a comparable option to purchase shares of the capital stock of the successor corporation. The Plan Administrator shall have the discretion to provide for the subsequent acceleration of any option which does not accelerate at the time of a Corporate Acquisition, in the event the optionee's service terminates within a designated period following a Corporation Acquisition.

          Upon a Corporate Acquisition, the Company's outstanding repurchase rights under the Discretionary Grant and Stock Issuance Programs shall also terminate, and the shares subject to those terminated rights shall become fully vested, except to the extent one or more of those repurchase rights are expressly assigned to the successor corporation. The Plan Administrator shall have the discretion to provide for the subsequent termination of any repurchase rights which remain in existence after a Corporate Acquisition, in the event the optionee's service terminates within a designated period following a Corporate Acquisition.

          Upon a Corporate Acquisition, the Plan Administrator shall also have the authority to provide for the acceleration of options outstanding under the Discretionary Grant Program at the time of any Change in Control so that each such option shall become fully and immediately exercisable. The Plan Administrator may also provide for the automatic termination of all of the outstanding repurchase rights held by the Company under the Discretionary Option Grant and Stock Issuance Programs (with the concurrent vesting of the shares subject to those terminated rights) in the event of such a Change in Control. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the individual's cessation of service under certain circumstances following a Change in Control.

          The shares of Common Stock subject to each option outstanding under the Salary Reduction and the Automatic Grant Programs at the time of any Corporate Acquisition or Change in Control shall immediately vest, and the options shall accordingly become exercisable. In addition, all unvested shares issued under the Stock Fee Program or issued under the Stock Issuance Program in lieu of base salary shall immediately vest at that time. The acceleration of options in the event of a Corporate Acquisition or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

          CHANGES IN CAPITALIZATION. In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the 1994 Incentive Plan and the maximum number and/or class of securities for which the share reserve is to increase annually during the first five years pursuant to the automatic 1% increase provisions of the 1994 Incentive Plan; (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances over the term of the 1994 Incentive Plan; (iii) the number and/or class of securities and price per share in effect under each outstanding option; and (iv) the number and/or class of securities for which option grants shall subsequently be made under the Automatic Grant Program to each newly-elected or continuing non-employee Director.

          TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Any option shall be assignable or transferable to the extent determined by the Plan Administrator and provided in the agreement evidencing such option. However, any assignee or transferee shall be entitled to exercise any such option or any related tandem rights or limited rights in the same manner and only to the same extent as the optionee or right holder would have been entitled to exercise such option or such related rights had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the optionee or right holder, unless otherwise determined by the Plan Administrator.

          FINANCIAL ASSISTANCE. The Plan Administrator may institute a loan program in order to assist one or more optionees in financing their exercise of outstanding options under the Discretionary Grant or Salary Reduction Grant Program or the purchase of shares under the Stock Issuance Program. The form in which such assistance is to be made available (including loans or installment payments) and the terms upon which such assistance is to be provided shall be determined by the Plan Administrator. However, the maximum amount of financing provided any participant may not exceed the amount of cash consideration payable for the issued shares plus all applicable federal, state and local taxes incurred in connection with the acquisition of the shares. Any such financing may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the participant's period of service.

          SPECIAL TAX ELECTION. The Plan Administrator may provide one or more holders of nonstatutory options or unvested shares under the Discretionary Grant, Salary Reduction Grant and Stock Issuance Programs with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals in satisfaction of the federal and state income and employment tax liability incurred by such individuals in connection with the exercise of those options or the vesting of the shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

          REPRICING. Unless approved by the Company's stockholders, the Board may not reduce the exercise price of any outstanding stock option or reduce the base amount on which the appreciation of any outstanding stock appreciation right is calculated to reflect a reduction in the fair market value of the Company's Common Stock since the grant date of such stock option or such stock appreciation right.

          AMENDMENT AND TERMINATION. The Board may amend or modify the 1994 Incentive Plan in any or all respects whatsoever, subject to obtaining any required stockholder approval. The 1994 Incentive Plan shall in all events terminate on April 28, 2004, unless sooner terminated by the Board.

CERTAIN FEDERAL INCOME TAX INFORMATION

          The following summary of the U.S. federal income tax consequences of 1994 Incentive Plan transactions is based upon U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

          INCENTIVE OPTIONS. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the shares on the exercise date and the exercise price paid for the shares is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. In addition, the optionee shall recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and
(ii) disqualifying. The optionee makes a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition shall result.

          Upon a qualifying disposition of the shares, the optionee shall recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares then the lesser of (i) the difference between the amount realized on disposition of the shares and the exercise price paid for those shares or (ii) the difference between the fair market value of the shares on the exercise date and the exercise price paid for the shares shall be taxable as ordinary income. Any additional gain recognized upon the disposition shall be a capital gain.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company shall be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee. In no other instance shall the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

          NONSTATUTORY OPTIONS. No taxable income is recognized by an optionee upon the grant of a nonstatutory option. The optionee shall in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee shall be required to satisfy the tax withholding requirements applicable to such income.

          Special provisions of the Code apply to the acquisition of unvested shares of Common Stock under a nonstatutory option. These special provisions are summarized below.

          If the shares acquired upon exercise of the nonstatutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in those shares, then the optionee shall not recognize any taxable income at the time of exercise but shall have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses with respect to those shares over
(ii) the exercise price paid for the shares.

          The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the nonstatutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the
Section 83(b) election is made, the optionee shall not recognize any additional ordinary income as and when the repurchase right lapses.

          The Company shall be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. In general, the deduction shall be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

          APPRECIATION RIGHTS. An optionee who is granted a stock appreciation right shall recognize ordinary income in the year exercised equal to the amount of the appreciation distribution. The Company shall be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

          DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the 1994 Incentive Plan shall be substantially the same as those summarized above for the exercise of unvested shares of Common Stock under nonstatutory option grants.

          PARACHUTE PAYMENTS. If the exercisability of an option or the vesting of shares issued under the 1994 Incentive Plan were accelerated as a result of a Change in Control or Corporate Acquisition, all or a portion of the value of the option or stock subject to such acceleration may constitute a parachute payment for purposes of the excess parachute provisions of the Code. If total parachute payments exceed three times an employee's average compensation for the five tax years preceding the Change in Control or Corporate Acquisition, the employer loses its deduction for, and the recipient is subject to a 20% excise tax on the amount of the parachute payments in excess of one times such average compensation.

AMENDED PLAN BENEFITS

          The Company cannot now determine the number of options to be granted in the future under the 1994 Incentive Plan, as proposed to be amended, to all current executive officers as a group, all current Directors excluding current executive officers as a group or all employees (excluding current executive officers) as a group. The table under the caption "Option Grants in Fiscal Year 1998" provides information with respect to the grant of options to the Named Executive Officers of the Company during the 1998 fiscal year.

          The following table sets forth information with respect to options granted under the 1994 Incentive Plan during the 1998 fiscal year:



                                                                                       WEIGHTED
                                                                                        AVERAGE
                                               OPTIONS             % OF TOTAL       EXERCISE PRICE
     IDENTITY OF GROUP                         GRANTED(1)        OPTIONS GRANTED      PER SHARE(1)
     -----------------                         -------           ---------------      ---------
  Executive Officers as a group                 260,000              14.66%            $13.1875

  Employees that are not Executive
      Officers, as a group                    1,379,500              77.78%            $14.9976

  Directors that are not Executive
        Officers, as a group                    134,000               7.56%            $16.1493


-----------------------
          (1) The number of options granted and the weighted average exercise price per share have been restated to give effect retroactively to a stock dividend, which effected a two-for-one stock split of Common Stock in November 1997.


PLAN AMENDMENT:  AMEND MAXIMUM NUMBER OF SHARES PER PARTICIPANT

          To attract and retain talented employees, it is proposed that the 1994 Incentive Plan be amended and restated to amend the maximum number of shares that any participant may receive in any fiscal year to 750,000 shares, except if such participant is a new hire in which case such participant may receive up to 1,500,000 shares in his or her first fiscal year. The amended and restated 1994 Incentive Plan also gives the Company more flexibility in administering the 1994 Incentive Plan.

VOTE REQUIRED

          The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting is required to approve the above amendment and restatement of the 1994 Incentive Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED
               AMENDMENT AND RESTATEMENT OF THE 1994 INCENTIVE PLAN.
      AN ABSTENTION WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL.

                                    PROPOSAL 3:

                            RATIFICATION OF SELECTION OF
                           INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999.

          Although the appointment of Arthur Andersen LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountants for the fiscal year ending March 31, 1999. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending March 31, 1999.

          The Company anticipates that a representative of Arthur Andersen LLP will be present at the Annual Meeting. The representative will be given the opportunity to make a statement if he desires to do so, and is expected to be available to respond to questions submitted either orally or in writing at the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
        ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
                     FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

                           SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of June 24, 1998, by (i) each person known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company; (ii) each of the Company's Directors; (iii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company, determined for the year ended March 31, 1998 (collectively, the "Named Executive Officers"); and
(iv) all Directors and executive officers as a group.


                                                                                          APPROXIMATE
                                                                           SHARES           PERCENT
                                                                         BENEFICIALLY     BENEFICIALLY
NAME                                                                       OWNED(1)          OWNED(2)
----                                                                     ------------     -------------
Kopp Investment Advisors, Inc.                                           5,645,355 (3)        12.09%
6600 France Avenue South, Suite 672
Edina, Minnesota 55435

Nicholas-Applegate Capital Management                                    3,265,219 (4)         6.99%
600 West Broadway, 29th Floor
San Diego, California 92101

Neville Jordan                                                           2,583,084 (5)         5.53%
c/o MAS Technology Limited
24 Bridge Street, Lower Hutt
Wellington, New Zealand

Charles D. Kissner                                                         294,388 (6)            *

Richard C. Alberding                                                        30,000 (7)            *

John W. Combs                                                               44,224 (8)            *

Clifford H. Higgerson                                                      593,180 (9)         1.27%

James D. Meindl                                                            38,000 (10)            *

Billy B. Oliver                                                            45,824 (11)            *

Howard Oringer                                                             42,000 (12)            *

Frank Carretta, Jr.                                                        69,000 (13)            *

Jack Hillson                                                               46,000 (14)            *

Paul A. Kennard                                                           103,000 (15)            *

Carl A. Thomsen                                                           123,640 (16)            *

All Directors and executive officers as a group (17 persons)            1,619,044 (17)         3.40%


--------------------------
*    Less than 1%

(1) To the Company's knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable on or before August 25, 1998, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. On June 24, 1998, there were 46,685,992 shares of the Company's Common Stock outstanding. Options granted to Directors under the Company's 1994 Stock Incentive Plan are immediately exercisable; however any shares purchased under such options are subject to repurchase by the Company, upon the Director's cessation of Board service prior to vesting in those shares. Such options vest, and the Company's repurchase rights lapse, annually over a period of three years commencing on the first anniversary of the grant date.

(3) Pursuant to a Schedule 13G filed on February 9, 1998 with the Securities and Exchange Commission, Kopp Investment Advisors, Inc. ("KIA"), Kopp Holding Company and LeRoy C. Kopp reported shared dispositive power over 4,738,355 shares (of which KIA votes 142,000) and sole dispositive and voting power over 907,000 shares.

(4) Pursuant to a Schedule 13G, dated February 13, 1998, filed with the Securities and Exchange Commission, Nicholas-Applegate Capital Management reported sole dispositive power over 3,265,219 shares, sole voting power over 2,436,249 shares and shared voting power over 1,715 shares.

(5) Includes 64,800 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998. Also includes 64,800 shares Mr. Jordan beneficially holds in connection with the Marine-Air Systems Employee Share Trustee Limited.

(6) Includes 259,606 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998. Also includes 400 shares held of record by a trust for the benefit of Mr. Kissner's children.

(7) Includes 24,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 14,000 are subject to repurchase rights.

(8) Includes 42,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 42,000 are subject to repurchase rights.

(9) Includes 64,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 14,000 are subject to repurchase rights.

(10) Includes 38,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 28,000 are subject to repurchase rights.

(11) Includes 34,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 14,000 are subject to repurchase rights.

(12) Includes 42,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 42,000 are subject to repurchase rights.

(13) Includes 48,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998.

(14) Includes 46,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998.

(15) Includes 103,000 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998.

(16) Includes 95,860 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998.

(17) See Footnotes (6) through (16). Includes 945,938 shares of Common Stock subject to options which are currently exercisable or will become exercisable on or before August 25, 1998, of which 154,000 are subject to repurchase rights.

                             COMPENSATION OF DIRECTORS
                           AND CERTAIN EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION AND OTHER INFORMATION

          The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the fiscal year ended March 31, 1998.

                             SUMMARY COMPENSATION TABLE

                                                                                                 Long-Term
                                                                                                Compensation
                                                        Annual Compensation                        Awards
                                                ---------------------------------------------   ------------
                                                                                                Securities
                                        Fiscal                                Other Annual      Underlying        All Other
Name and Principal Position              Year    Salary ($)     Bonus(1) ($)  Compensation ($)   Options(2)    Compensation(3) ($)
---------------------------             ------  ----------      -----------   ---------------   -----------    ------------------
Charles D. Kissner                       1998    $380,000        $321,480                -        100,000           $2,592
Chairman of the Board and                1997     326,009         224,400                -        100,000            1,823
  Chief Executive Officer                1996     212,500(4)       75,000(5)      $197,961(6)     511,008              120

Frank Carretta, Jr.
Senior Vice President,                   1998     225,001         237,990                -         40,000            2,056
  Worldwide Sales, Service               1997     216,407         129,320(7)             -         30,000            1,980
  and Marketing                          1996     103,662(8)            -                -        170,000               60

Jack Hillson                             1998     185,000         113,178           62,581(9)      40,000            1,079
Senior Vice President and                1997     140,734          62,795(10)       58,376(11)     70,000              810
  General Manager,                       1996      34,575(12)           -           16,779(13)    100,000                -
  Operations

Paul A. Kennard                          1998     180,000         110,120                -         40,000            1,053
Vice President, Engineering              1997     136,346          83,055(14)            -        150,000              834
                                         1996           -(15)           -                -              -                -

Carl A. Thomsen                          1998     216,000         118,368                -         40,000            2,164
Vice President, Chief                    1997     188,104          80,125                -              -            1,902
  Financial Officer and                  1996     175,625               -                -        109,734              120
  Secretary

-----------------------------
(1)  The Company's executive officers are eligible for annual cash bonuses.
     Such bonuses are generally based upon achievement of individual, as well as corporate performance objectives determined by the Compensation Committee.
(2) The number of options have been restated to give effect retroactively to a stock dividend, which effected a two-for-one stock split of Common Stock in November 1997.
(3) Represents compensation paid in the form of premiums for group life insurance.
(4) Represents Mr. Kissner's salary from his appointment as Chief Executive Officer and President of the Company in July 1995.
(5)  Represents Mr. Kissner's signing bonus.
(6)  Includes a relocation expense reimbursement of $187,761.
(7) Represents (i) a $30,000 signing bonus earned in fiscal year 1996, but paid in fiscal year 1997, and (ii) a $99,320 bonus earned in fiscal year 1997.
(8)  Represents Mr. Carretta's salary from joining the Company in September
     1995.
(9) Represents $35,133 in housing expenses, $15,427 in transportation expenses, $1,680 in miscellaneous expenses and a car allowance of $10,341.
(10) Represents (i) a $10,000 signing bonus earned in fiscal year 1996, but paid in fiscal year 1997, and (ii) a $52,795 bonus earned in fiscal year 1997.
(11) Includes $32,269 in housing expenses, $24,709 in transportation expenses, and $1,398 in miscellaneous expenses.
(12) Represents Mr. Hillson's salary from joining the Company in January 1996.
(13) Includes a relocation expense reimbursement of $16,301.
(14) Represents (i) a $30,000 signing bonus and (ii) a $53,055 bonus earned in fiscal year 1997.
(15) Mr. Kennard did not join the Company until April 1996.

STOCK OPTIONS

          The following table contains information concerning stock options grants made to each of the Named Executive Officers during the fiscal year ended March 31, 1998. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN FISCAL YEAR 1998(1)

                                              INDIVIDUAL GRANTS
                          ---------------------------------------------------------------
                                                                                             Potential Realizable Value at
                           Number of                                                           Assumed Annual Rates of
                           Securities         % of Total                                     Stock Price Appreciation for
                           Underlying      Options Granted                                         Option Term ($)(2)
                            Options        to Employees in    Exercise Price   Expiration    -----------------------------
          Name            Granted (#)      1998 Fiscal Year      ($/Share)        Date           5%              10%
-----------------------   ------------     ----------------   --------------   ----------    ------------   --------------
 Charles D. Kissner         100,000              6.10%            $13.1875       05/13/07      $829,355      $2,101,748

 Frank Carretta, Jr.        40,000               2.44              13.1875       05/13/07       331,742         840,699

 Jack Hillson               40,000               2.44              13.1875       05/13/07       331,742         840,699

 Paul A. Kennard            40,000               2.44              13.1875       05/13/07       331,742         840,699

 Carl A. Thomsen            40,000               2.44              13.1875       05/13/07       331,742         840,699



(1) The number of options and the exercise price have been restated to give effect retroactively to a stock dividend, which effected a two-for-one stock split of Common Stock in November 1997. All options granted, except as specifically noted, had ten-year terms and vest ratably over five years.

(2) The 5% and 10% annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There is no assurance provided to any Named Executive Officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

OPTION EXERCISES AND HOLDINGS

          The following table provides information with respect to the Named Executive Officers concerning their exercise of stock options during the fiscal year ended March 31, 1998, and the unexercised options held by them as of March 31, 1998.

                  AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                       AND OPTION VALUES AT MARCH 31, 1998(1)

                                                                                                 Value of Unexercised in-the-
                                                                                                  Money Options at March 31,
                                                                  Number of Securities           1998 (market price of shares
                                                                 Underlying Unexercised            at March 31, 1998 ($14.75
                                                              Options at March 31, 1998 (#)       less exercise price) ($)(2)
                                                              -----------------------------    ---------------------------------
                                          Value Realized
                                        (market price at
                      Shares Acquired   exercise date less
        Name           on Exercise (#)   exercise price)($)    Exercisable     Unexercisable    Exercisable        Unexercisable
--------------------  ----------------  --------------------   -----------     -------------    -----------        -------------
 Charles D. Kissner        307,000          $3,696,299           217,404          186,604        $1,676,894           $648,669

 Frank Carretta, Jr.       119,000           1,426,970            40,000           81,000           327,250            293,062

 Jack Hillson               70,000             882,280            34,000          106,000           248,875            375,500

 Paul A. Kennard            40,000             554,160            65,000           85,000           698,750            546,250

 Carl A. Thomsen           117,980           1,434,752            75,914           55,840           550,366            193,340


----------------
(1) The number of options and the exercise price have been restated to give effect retroactively to a stock dividend, which effected a two-for-one stock split of Common Stock in November 1997.

(2) "In-the-money" options are options with an exercise price less than the closing price of the Company's Common Stock on March 31, 1998.

EMPLOYMENT AND TERMINATION ARRANGEMENTS

          Mr. Kissner, Mr. Carretta, Mr. Hillson, Mr. Kennard and Mr. Thomsen, the Named Executive Officers, each have written employment agreements with the Company.

          In May 1996, Mr. Kissner entered into an employment agreement with the Company pursuant to which Mr. Kissner is to serve as President and Chief Executive Officer. The term of the agreement extends until terminated by either the Company or Mr. Kissner. The agreement provides that (1) if Mr. Kissner is terminated without cause, he shall be entitled to receive (i) severance pay for twelve months at his normal monthly salary; (ii) the continuation of vesting of his stock options for one year from the date of his termination; and (iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company and
(2) if the Company is merged or acquired in a transaction in which there is a change in control of the Company, Mr. Kissner shall be entitled to receive
(i) severance pay in the amount of two times his base annual salary; (ii) a bonus payment equal to the average of the bonuses paid to him in the last two fiscal years; and (iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company. In connection with Mr. Kissner entering into the employment agreement with the Company, the Board of Directors authorized the immediate vesting of 100,000 shares of Mr. Kissner's stock option grants, effective as of the date of the employment agreement.

          Mr. Carretta, Mr. Hillson and Mr. Thomsen entered into employment agreements with the Company, effective as of May 1996. The term of each of the agreements extends until terminated by either the Company or the officer. In connection with each of these officers signing employment agreements with the Company, the Board of Directors authorized the immediate vesting of fifty percent of each of the stock option grants awarded to these officers in 1995, effective as of the date of the employment agreements. The employment agreements for these officers include the following provisions: (1) if the officer is terminated without cause, the officer shall be entitled to receive
(i) severance pay for six months at his normal monthly salary; (ii) the continuation of vesting of his stock options for six months from the date of his termination; and (iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company and (2) if the Company is merged or acquired in a transaction in which there is a change in control of the Company, the officer shall be entitled to receive (i) severance pay in the amount of two times his base annual salary; (ii) a bonus payment equal to that of the average of the bonuses paid to him in the last two fiscal years; and (iii) a proration to him of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company.

          In June 1996, Mr. Kennard entered into an employment agreement with the Company. The term of the agreement extends until terminated by either the Company or Mr. Kennard. In connection with Mr. Kennard signing the employment agreement with the Company, the Board of Directors authorized the immediate vesting of fifty percent of the stock option grants awarded to Mr. Kennard in 1996, effective as of the date of the employment agreement. The employment agreement provides that: (1) if Mr. Kennard is terminated without cause, he shall be entitled to receive (i) severance pay for six months at his normal monthly salary; (ii) the continuation of vesting of his stock options for six months from the date of his termination; and (iii) a proration of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company and (2) if the Company is merged or acquired in a transaction in which there is a change in control of the Company, he shall be entitled to receive (i) severance pay in the amount of two times his base annual salary; (ii) a bonus payment equal to that of the average of the bonuses paid to him in the last two fiscal years; and (iii) a proration to him of his incentive bonus, if earned, for the then current fiscal year based on the number of months he was employed during the year by the Company.

BOARD MEETINGS AND COMMITTEES

          During the year ended March 31, 1998, the Board of Directors held eight meetings and acted twice by written consent. During the same period, each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a Director and
(ii) the total number of meetings by all Committees of the Board on which such Director served held during the period for which he was a Director. There are no family relationships among any of the executive officers or Directors of the Company.

          The Company currently has an Audit Committee and a Compensation Committee of the Board of Directors. The Audit Committee is primarily responsible for approving the services performed by the Company's independent public accountants and reviewing the Company's accounting practices and system of internal accounting controls. The Audit Committee, which currently consists of Mr. Alberding, Mr. Higgerson and Mr. Oringer, held four meetings during the year ended March 31, 1998. The Compensation Committee is responsible for recommending and reviewing the compensation of the Company's executive officers and for administering the Company's incentive plans. This committee, which currently consists of Dr. Meindl, Mr. Combs and Mr. Oliver, held six meetings during the year ended March 31, 1998.

          The Company does not currently have a Nominating Committee. Although there are no formal procedures for stockholders to recommend nominees for election to the Board, the Board will consider recommendations from stockholders, which should be addressed to Ms. Carol A. Goudey, the Company's Assistant Secretary, at the Company's address set forth above.

COMPENSATION OF DIRECTORS

          During the year ended March 31, 1998, the Company paid each non-employee Director $1,000 in fees for each in-person meeting and $500 per telephone meeting, a retainer of $3,000 per quarter, and committee meeting fees of $750 for each in-person committee meeting and $375 for each telephone committee meeting unless, in either case, such committee meeting was held in conjunction with a Board meeting. Directors were also reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board and committees thereof. The Company also pays consulting fees to members of the Board of $1,000 per day, in one half day increments, for Board approved projects (including transportation time) plus reimbursement of all expenses.

          Pursuant to the Company's 1994 Incentive Plan, during the year ended March 31, 1998, each new non-employee Board member, upon his or her initial appointment or election to the Board, received an automatic option grant for 42,000 shares (as adjusted for the Company's two-for-one stock split of its Common Stock in November 1997) with an exercise price equal to the fair market value of the option shares on the grant date. Each individual reelected as a non-employee Board member at the 1997 annual stockholders meeting, and who had been a Board member for the three prior years, received an option grant at that time for 14,000 shares (as adjusted for the Company's two-for-one stock split of its Common Stock in November 1997). Each initial or periodic option grant is immediately exercisable for all the option shares, but the shares purchased under the option are subject to repurchase by the Company, at the option exercise price, upon the optionee's cessation of Board service. The option shares vest, and the Company's repurchase right lapses with respect to option shares, in three equal annual installments over the optionee's period of Board service, measured from the grant date. However, upon certain changes in control of the Company, the Company's repurchase rights immediately lapse in full. Each option grant has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of Board service.

          Pursuant to the Stock Fee Program of the Company's 1994 Incentive Plan, non-employee Board members may elect to apply all or any portion of their annual retainer fee and/or meeting fees otherwise payable in cash to the acquisition of shares of Common Stock. For the 1998 calendar year, Mr. Combs and Mr. Oliver have chosen to participate in such program and have elected to receive Common Stock in lieu of their annual retainer fee of $12,000. On January 2, 1998, Mr. Combs and Mr. Oliver each received 824 shares of Common Stock at a purchase price of $14.5625 per share. Such shares will be held in escrow by the Company and will vest ratably each month over the 1998 calendar year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Compensation Committee of the Board of Directors currently consists of three members of the Board: John W. Combs, James D. Meindl and Billy B. Oliver. No member of this committee is a present or former officer or employee of the Company or any of its subsidiaries.

          No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Compensation Committee has the authority and responsibility to approve the overall compensation strategy for the Company, administer the Company's annual and long-term compensation plans, and review and make recommendations to the Board of Directors with respect to the Company's executive compensation. The Compensation Committee is comprised of independent, non-employee Board members.

          GENERAL COMPENSATION POLICY. The Compensation Committee's overall policy is to offer the Company's executive officers competitive compensation opportunities. The Compensation Committee utilizes competitive data and summaries provided by Radford Associates, Alexander & Alexander Consulting Group and the American Electronics Association to develop compensation recommendations competitive with other companies in the communications industry. The Compensation Committee's objectives are to (i) create a performance oriented environment with variable compensation based upon the achievement of annual and longer-term business results; (ii) focus management on maximizing stockholder value through stock-based compensation aligned to stockholders' return; and
(iii) provide compensation opportunities dependent upon the Company's performance relative to its competitors and changes in its own performance over time.

          The Compensation Committee is authorized (i) to establish and maintain compensation guidelines for salaries and merit pay increases throughout the Company; and (ii) to make specific recommendations to the Board of Directors concerning the compensation of executive officers of the Company, including the Chief Executive Officer. The Compensation Committee also administers the Company's stock option plans and the Company's retirement and savings plan.

          FACTORS. The primary factors considered in establishing the components of each executive officer's compensation package for the fiscal year ended March 31, 1998 are summarized below. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

          - BASE SALARY. The base salary for each officer is set on the basis of personal performance, the salary levels in effect for comparable positions with other companies in the industry, and internal comparability considerations. Generally, Company performance and profitability are not taken into account in establishing base salary. Salaries paid to the Company's executive officers for the fiscal year ended March 31, 1998 ranged from the 50th percentile at the low end to the 75th percentile at the high end of the compensation data surveyed for the industry. A number of adjustments were made to the surveyed compensation data for the industry to reflect differences in management style, organizational structure and corporate culture, geographic location, product development stage and market capitalization between the Company and the surveyed entities. As a result of these adjustments, there is not a meaningful correlation between the companies in the industry which were taken into account for comparative compensation purposes and the companies included in the industry group index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's Common Stock. See "Stock Performance Graph."

          -    ANNUAL INCENTIVE COMPENSATION.  For the fiscal year ended
          March 31, 1998, specific financial and organizational objectives, including earnings per share, revenue and gross margin targets, were established as the basis for the incentive bonuses to be paid to the executive officers of the Company.

          Specific bonus awards, set as a target percentage of salary, were established for each officer's position and were to be earned on the basis of achieving the specified corporate goals and the accomplishment of specific individual objectives. The corporate goals for the fiscal year 1998 were met, and incentive bonuses were paid to certain officers of the Company for such fiscal year, including all of the Named Executive Officers.

          - LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Compensation Committee awards stock options to each of the Company's executive officers following the initial hiring and from time to time thereafter. The option grants are designed to align the interests of the executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. In furtherance of this policy, the Company has implemented the 1994 Incentive Plan to serve as a comprehensive equity incentive program for the Company's executive officers and other key employees.

          Generally, the size of the option grant made to each executive officer is set at a level which the Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, but the Compensation Committee also takes into account comparable awards to individuals in similar positions in the industry, as reflected in external surveys, the individual's potential for future responsibility and promotion, the individual's performance in recent periods and the number of unvested options held by the individual at the time of the grant. The relative weight given to each of these factors will vary from individual to individual in the Committee's discretion. Each of the Named Executive Officers, Mr. Kissner, Mr. Carretta, Mr. Hillson,
          Mr. Kennard and Mr. Thomsen, received stock option grants in fiscal year 1998.

          Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option will generally become exercisable in installments over a five-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

          CEO COMPENSATION.  The Compensation Committee established
Mr. Kissner's base salary with the objective of maintaining the competitiveness of Mr. Kissner's base salary with salaries paid to similarly situated chief executive officers. With respect to Mr. Kissner's base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors.
Mr. Kissner's base salary for the 1998 fiscal year was set at the 75th percentile of the salary data surveyed for other chief executive officers in the industry.

          Mr. Kissner received additional compensation from the Company in the 1998 fiscal year in the form of a car allowance. In addition, Mr. Kissner received a grant of 100,000 stock options in the 1998 fiscal year.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

          Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance-based compensation paid to the Company's executive officers in fiscal year 1998 did not exceed the $1 million limit per officer. At the 1994 Annual Meeting, the stockholders approved the implementation of the 1994 Incentive Plan under which the number of shares of Common Stock for which any one individual participating in the 1994 Incentive Plan may be granted stock options, stock appreciation rights or direct stock issuances is limited to 1,000,000 shares over the term of the plan (as adjusted to reflect the two-for-one stock split effected in November 1997). As a result of this limitation and certain other administrative provisions of the 1994 Incentive Plan, any compensation deemed paid to a covered executive officer in connection with the exercise of stock options or stock appreciation rights granted under the 1994 Incentive Plan with an exercise price equal to the market price of the shares covered by the option or stock appreciation right on the grant date will qualify as performance-based compensation.

          The Compensation Committee does not expect that the compensation to be paid to the Company's covered executive officers for the 1999 fiscal year will exceed the $1 million limit per officer. At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 1994 Incentive Plan, which sets the maximum number of shares that any participant may receive in any fiscal year at 750,000 shares, except if such participant is a new hire in which case such participant may receive up to 1,500,000 shares in his or her first fiscal year. The Compensation Committee is aware of the limitations imposed by
Section 162(m), and the exemptions available therefrom, and will address the issue of deductibility when and if circumstances warrant and may use such exemptions in addition to the exemption contemplated under the Company's 1994 Incentive Plan.

          Submitted by the Compensation Committee of the Company's Board of
Directors:

                                   John W. Combs
                                  James D. Meindl
                                  Billy B. Oliver

                              STOCK PERFORMANCE GRAPH

          The following graph compares the yearly percentage changes in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Dow Jones Equity Market Index and the Dow Jones Communications Technology Index during the five fiscal years ended March 31, 1998. The comparison assumes $100 was invested on March 31, 1993 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of any dividends.

                       COMPARISON OF 5-YEAR CUMULATIVE RETURN
                                       AMONG
                           DIGITAL MICROWAVE CORPORATION,
                         DOW JONES EQUITY MARKET INDEX AND
                     DOW JONES COMMUNICATIONS TECHNOLOGY INDEX


                               Digital            Dow Jones           Dow Jones
Measurement Period             Microwave          Equity Market       Communications
(Fiscal Year Covered)          Corporation        Index               Technology Index
---------------------          -----------        -----               ----------------

Measurement Pt - 03/31/93      $100               $100                $100

FYE 03/31/94                   $126               $101                $105
FYE 03/31/95                   $116               $116                $112
FYE 03/31/96                   $77                $155                $137
FYE 03/31/97                   $164               $185                $126
FYE 03/31/98                   $251               $273                $209


          Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings; nor will such report or graph be incorporated into any future filings made by the Company under those statutes.

                                   OTHER MATTERS

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent (10%) stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

          To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 1998, all of the Company's officers, Directors and greater than ten percent beneficial owners complied with applicable Section 16(a) filing requirements during the 1998 fiscal year, except that Mr. Oringer inadvertently failed to file a Form 3 in a timely manner upon being appointed a Director of the Company. However, such form was subsequently filed with the Securities and Exchange Commission.

STOCKHOLDER PROPOSALS

          The deadline for stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be March 4, 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

OTHER BUSINESS

          The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in the best interest of the Company.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ CHARLES D. KISSNER

                                        Charles D. Kissner
                                        CHAIRMAN OF THE BOARD
                                        AND CHIEF EXECUTIVE OFFICER

San Jose, California
July 13, 1998

                                                                     EXHIBIT A


                            DIGITAL MICROWAVE CORPORATION
                              1994 STOCK INCENTIVE PLAN

         (As Amended and Restated Effective August 8, 1996; August 5, 1997;
                         March 23, 1998; and August 4, 1998)


                                     ARTICLE ONE

                                       GENERAL

     I.     PURPOSE OF THE PLAN

            A. This 1994 Stock Incentive Plan (the "Plan") is intended to promote the interests of Digital Microwave Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its Parent or Subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation, (ii) the non-employee members of the Corporation's Board of Directors (the "Board") or the board of directors of any Parent or Subsidiary corporation and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its Parent or Subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its Parent or Subsidiary corporations).

            B. The Plan became effective upon approval by the Corporation's stockholders at the 1994 Annual Meeting held on July 27, 1994. Such date is hereby designated as the Effective Date of the Plan.

     II.    STRUCTURE OF THE PLAN

            A. STOCK PROGRAMS. The Plan shall be divided into five separate components:

            - The Discretionary Option Grant Program under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two.

            - The Automatic Option Grant Program under which non-employee Board members shall automatically receive special option grants at periodic intervals to purchase shares of Common Stock in accordance with the provisions of Article Three.

            - The Stock Fee Program under which the non-employee Board members may elect to apply all or a portion of their annual cash retainer fee and meeting fees to the acquisition of shares of Common Stock in accordance with the provisions of Article Four.

            - The Salary Reduction Grant Program under which eligible individuals may, pursuant to the provisions of Article Five, elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock at an aggregate discount from the Fair Market Value of the option shares on the grant date equal to the salary reduction amount.

            - The Stock Issuance Program under which eligible individuals may, pursuant to the provisions of Article Six, be issued shares of Common Stock directly, through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of their Fair Market Value at the time of issuance, as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, or pursuant to the individual's election to receive such shares in lieu of base salary.

            B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Seven shall apply to the Discretionary Option Grant, Automatic Option Grant, Salary Reduction Grant, Stock Issuance and Stock Fee Programs and shall accordingly govern the interests of all individuals under the Plan.

            C. GLOSSARY. Capitalized terms shall, except as otherwise specifically defined within the provisions of the Plan, have the meanings assigned to such terms in the Glossary.

     III.   ADMINISTRATION OF THE PLAN

            A. The Committee shall have sole and exclusive authority to administer each program established under the Plan. Members of the Committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time.

            B. The Committee as Plan Administrator shall have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of each program established under the Plan and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in those programs or any outstanding option or stock issuance thereunder.

            C. Service on the Committee shall constitute service as a Board member, and members of the Committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or share issuances under the Plan.

            D. Notwithstanding the foregoing provisions of this Part III, the Subcommittee shall have sole and exclusive authority to administer the participation of Covered Employees in the Discretionary Option Grant, Salary Deduction Grant and Stock Issuance Programs to the extent necessary to qualify the grants under such programs as "performance-based compensation" under
Section 162(m) of the Code. In the case of such grants to Covered Employees, references to the "Plan Administrator" shall be deemed to be references to the Subcommittee.

     IV.    ELIGIBILITY

            A.   The persons eligible to participate in the Discretionary
Option Grant, Salary Reduction Grant and Stock Issuance Programs are as follows:

            - officers and other key employees of the Corporation (or any Parent or Subsidiary) who render services which contribute to the management, growth and financial success of the Corporation; and

            - those consultants or other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

            B. Non-employee Board members shall NOT be eligible to participate in the Discretionary Option Grant, Salary Reduction Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its Subsidiaries). Such non-employee Board members shall, however, be eligible to participate in the Automatic Option Grant and Stock Fee Programs.

            C.   The Plan Administrator shall have full authority to determine,
(i) with respect to grants made under the Discretionary Option Grant and Salary Reduction Grant Programs, which eligible individuals are to receive such grants, the number of shares to be covered by each such grant, the status of any granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.

     V.     STOCK SUBJECT TO THE PLAN

            A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be fixed at 7,166,660 shares, subject to adjustment as provided below.

            B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each calendar year during each of the first five years of the term of the Plan, beginning with the 1995 calendar year, by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 300,000 shares (as adjusted to reflect the two-for-one stock split effected in November 1997). None of the additional shares resulting from such annual increases may be made the subject of Incentive Options granted under the Plan.

            C. No one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and receive direct stock issuances for more than 750,000 shares in any fiscal year of the Company (subject to adjustment as provided below). In connection with his or her initial commencement of Service, an individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights or receive direct stock issuances for up to an additional 750,000 shares (subject to adjustment as provided below) which shall not count against the limit set forth in the previous sentence. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any stock option or stock appreciation right is cancelled, the cancelled stock option or stock appreciation right shall continue to count against the maximum number of shares any individual may acquire. For this purpose, the repricing of a stock option (or in the case of a stock appreciation right, the reduction of the base amount on which the stock appreciation is calculated) shall be treated as the cancellation of the existing stock option or stock appreciation right and the grant of a new stock option or stock appreciation right.

            D. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan (other than issuances in payment of exercised stock appreciation rights), whether or not the issued shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

            E. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year over the first five years of the term of the Plan, (iii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly elected or continuing non-employee Board member under the Automatic Option Grant Program and (v) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                     ARTICLE TWO

                          DISCRETIONARY OPTION GRANT PROGRAM

     I.     TERMS AND CONDITIONS OF OPTIONS

            Options granted pursuant to the Discretionary Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such grants.

            A.   EXERCISE PRICE.

            1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                 The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                 The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

            2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                 (i) full payment in cash or check made payable to the Corporation's order,

                 (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the date the option is exercised,

                 (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the date the option is exercised and cash or check made payable to the Corporation's order, or

                 (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

            B. TERM AND EXERCISE OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No option shall, however, have a maximum term in excess of ten (10) years.

            During the lifetime of the Optionee, each Incentive Option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable except for a transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death. Any Non-Statutory Option shall be assignable or transferable to the extent determined by the Plan Administrator and provided in the agreement evidencing such option. However, any assignee or transferee shall be entitled to exercise any such Non-Statutory Option or any related Tandem Rights or Limited Rights in the same manner and only to the same extent as the Optionee or right holder would have been entitled to exercise such option or such related rights had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the Optionee or right holder, unless otherwise determined by the Plan Administrator.

            C.   TERMINATION OF SERVICE.

            1. Except to the extent otherwise expressly authorized by the Plan Administrator, no Optionee shall have more than a thirty-six (36)-month period measured from the date of such individual's cessation of Service in which to exercise his or her outstanding options under the Plan.


            2. Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, no such option shall remain exercisable for more than thirty-six (36) months after the date of the Optionee's death.

            3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

            4. Except to the extent otherwise expressly authorized by the Plan Administrator, during the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested, except to the extent otherwise expressly authorized by the Plan Administrator.

            5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by that individual shall terminate immediately and cease to remain outstanding.

            6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding:

                 - to permit one or more options to be exercised not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred;

                 - to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the specified expiration date of the option term.

            D. STOCKHOLDER RIGHTS. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

            E. REPURCHASE RIGHTS. The shares of Common Stock acquired under this Discretionary Grant Program may be subject to repurchase by the Corporation in accordance with the following provisions:

            1. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

            2. All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under the Plan and thereby accelerate the vesting of such shares in whole or in part at any time.

     II.    INCENTIVE OPTIONS

            The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

            A.   DOLLAR LIMITATION.  The aggregate Fair Market Value
(determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its Subsidiaries or Parents) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

            B.   10% STOCKHOLDER.  If any individual to whom an Incentive
Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Subsidiaries or Parents, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

     III.   CORPORATE TRANSACTIONS/CHANGES IN CONTROL

            A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

            B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction. Alternatively, the Plan Administrator shall have the authority to provide for the subsequent acceleration of any outstanding options which do not otherwise accelerate at the time of the Corporate Transaction, or the subsequent termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction, should the Optionee's Service terminate through an Involuntary Termination effected within a designated period following the effective date of such Corporate Transaction.

            C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate, except to the extent assumed by the successor corporation or its parent company.

            D. Each outstanding option under this Discretionary Grant Program that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per individual basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

            E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the termination of one or more of the Corporation's outstanding repurchase rights) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service through an Involuntary Termination effected within a specified period following the Change in Control.

            F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

            G. The grant of options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     IV.    STOCK APPRECIATION RIGHTS/HOSTILE TAKE-OVER

            A. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant to selected Optionees: (i) Tandem Stock Appreciation Rights ("Tandem Rights") and/or Limited Stock Appreciation Rights ("Limited Rights").

            B. The following terms and conditions shall govern the grant and exercise of Tandem Rights:

                 1. One or more Optionees may be granted the Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying stock option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                 2. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                 3. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

            C. The following terms and conditions shall govern the grant and exercise of Limited Rights:

                 1. One or more officers of the Corporation subject to the short-swing profit restrictions of the federal securities laws may, in the Plan Administrator's sole discretion, be granted Limited Rights with respect to their outstanding options.

                 2. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a Limited Right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares.
     Such cash distribution shall be made within five (5) days following the option surrender date.

                 3. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                                    ARTICLE THREE

                            AUTOMATIC OPTION GRANT PROGRAM

     I.     ELIGIBILITY

            The individuals eligible to receive automatic option grants pursuant to the provisions of this Automatic Grant Program shall be limited to
(i) those individuals who are first elected as non-employee Board members at the 1994 Annual Meeting of Stockholders, (ii) those individuals who are first elected or appointed as non-employee Board members after the date of such Annual Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are reelected to serve as non-employee Board members at one or more Annual Stockholder Meetings beginning with the 1995 Annual Meeting. Only individuals who have not been in the prior Service of the Corporation (or any Parent or Subsidiary) may receive an automatic option grant under clause (i) or (ii) above. Any non-employee Board member eligible to participate in the Automatic Grant Program pursuant to the foregoing criteria is hereby designated an Eligible Director for purposes of such program.

     II.    TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

            A. GRANT DATES. Option grants shall be made on the dates specified below:

            1. Each individual first elected as an Eligible Director at the 1994 Annual Stockholders Meeting shall automatically be granted on the date of such Meeting a Non-Statutory Option to purchase 30,000 shares of Common Stock (as adjusted to reflect the two-for-one stock split effected in November 1997).

            2. Each individual who first becomes an Eligible Director after the date of the 1994 Annual Stockholders Meeting but before the date of the 1997 Annual Stockholders Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 shares of Common Stock (as adjusted to reflect the two-for-one stock split effected in November 1997).

            3. Each individual who first becomes an Eligible Director on or after the date of the 1997 Annual Stockholders Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 42,000 shares of Common Stock (as adjusted to reflect the two-for-one stock split effected in November 1997).

            4. On the date of the 1995 Annual Stockholders Meeting, each individual who is at that time re-elected as a non-employee Board member and who has not otherwise received any prior automatic option grants during the two preceding calendar years shall automatically be granted a Non-Statutory Option to purchase an additional 10,000 shares of Common Stock (as adjusted to reflect the two-for-one stock split effected in November 1997), provided such individual has served as a Board member for at least twelve (12) months. On the date of the 1996 Annual Stockholders Meeting, each such individual who is at that time re-elected as a non-employee Board member shall automatically be granted a Non-Statutory option to purchase an additional 10,000 shares of Common Stock (as adjusted to reflect the two-for-one stock split effected in November 1997).

            5. On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who is at that time re-elected as a non-employee Board member and who has served on the Board for three years shall automatically be granted each year thereafter a Non-Statutory Option to purchase an additional 14,000 shares of Common Stock (as adjusted to reflect the two-for-one stock split effected in November 1997).

            B. NO LIMITATION. There shall be no limit on the number of such 14,000-share (as adjusted to reflect the two-for-one stock split effected in November 1997) annual option grants any one Eligible Director may receive over his or her period of Board service.

            C. EXERCISE PRICE. The exercise price per share of Common Stock of each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

            D. PAYMENT. The exercise price shall be payable in any of the alternative forms authorized under the Discretionary Option Grant Program. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to such repurchase right.

            E. OPTION TERM. Each automatic grant shall have a maximum term of ten (10) years measured from the grant date.

            F. EXERCISABILITY/VESTING. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three
(3) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

            G. TRANSFERABILITY. The automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be fully assignable and transferable notwithstanding any contrary provision of the agreement evidencing such option and related stock appreciation right; provided, however, that any assignee or transferee shall be entitled to exercise such option and any related stock appreciation right in the same manner and only to the same extent as the Optionee would have been entitled to exercise such option and the related stock appreciation right had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the Optionee, unless otherwise determined by the Plan Administrator.

            H.   TERMINATION OF BOARD SERVICE.

            1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

            2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

            3. Upon the Optionee's death or Permanent Disability while serving as a Board member, the shares of Common Stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

            4. In no event shall any automatic grant remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period provided above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

            I. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Automatic Grant Program shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     III.   CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. The shares of Common Stock subject to each automatic option grant outstanding at the time of any Corporate Transaction but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, all automatic option grants shall terminate and cease to remain outstanding, except to the extent assumed by the successor entity or its parent corporation.

            B. The shares of Common Stock subject to each automatic option grant outstanding at the time of any Change in Control but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Each option shall remain so exercisable for all the option shares following the Change in Control until the expiration or sooner termination of the option term.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall also have a thirty (30) day period in which to surrender to the Corporation each automatic option grant held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

            D. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                     ARTICLE FOUR

                                  STOCK FEE PROGRAM

     I.     ELIGIBILITY

            Each individual serving as a non-employee Board member shall be eligible to elect to apply all or any portion of the annual retainer fee and meeting fees otherwise payable to such individual in cash to the acquisition of shares of Common Stock upon the terms and conditions of this Stock Fee Program.

     II.    ELECTION PROCEDURE

            A. FILING. The non-employee Board member must make the stock-in-lieu-of-fee election prior to the start of the calendar year for which the election is to be effective. The first calendar year for which any such election may be filed shall be the 1995 calendar year. The election, once filed, shall be irrevocable. The election for any upcoming calendar year may be filed at any time prior to the start of that year, but in no event later than December 31 of the immediately preceding calendar year. The non-employee Board member may file a standing election to be in effect for two (2) or more consecutive calendar years or to remain in effect indefinitely until revoked by written instrument filed with the Plan Administrator at least six (6) months prior to the start of the first calendar year for which such standing election is no longer to remain in effect.

            B. ELECTION FORM. The election must be filed with the Plan Administrator on the appropriate form provided for this purpose. On the election form, the non-employee Board member must indicate the percentage or dollar amount of his or her annual retainer fee and/or his or her meeting fees to be applied to the acquisition of shares.


     III.   SHARE ISSUANCE

            A. ISSUE DATE FOR ANNUAL RETAINER FEE SHARES. On the first trading day in January of the calendar year for which the election is effective, the portion of the annual retainer fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the non-employee Board member vests in those shares. The non-employee Board member shall have full shareholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

            B. VESTING OF ANNUAL RETAINER FEE SHARES. Upon completion of each calendar month of Board service during the year for which the election applicable to the annual retainer fee is in effect, the non-employee Board member shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. Immediate vesting in all the issued shares shall occur in the event (i) the non-employee Board member should die or become Permanently Disabled during his or her period of Board service or (ii) there should occur a Corporate Transaction or Change in Control while such individual remains in Board service. Should such individual cease Board service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall be canceled by the Corporation, and the non-employee Board member shall not be entitled to any cash payment or other consideration from the Corporation with respect to the canceled shares and shall have no further shareholder rights with respect to such shares.

            C. ISSUE DATE FOR MEETING FEE SHARES. On the first trading day following any meeting, in a calendar year for which the election is effective, the portion of the meeting fee subject to such election shall automatically be applied to the acquisition of shares of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the shares shall be issued as soon as practicable to the non-employee Board member.


                                     ARTICLE FIVE

                            SALARY REDUCTION GRANT PROGRAM

     I.     ELIGIBILITY

            The Plan Administrator shall have plenary authority to select, prior to the start of each calendar year, the particular key employees who shall be eligible for participation in the Salary Reduction Grant Program for that calendar year. In order to participate for a particular calendar year, each selected individual must, prior to the start of that calendar year, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%), but in no event less than five percent (5%).

            The Plan Administrator shall review the filed authorizations and determine whether to approve, in whole or in part, one or more of those authorizations. To the extent the Plan Administrator approves one or more authorizations, the individuals who filed those authorizations shall be granted options under this Salary Reduction Grant Program. Options granted under the Salary Reduction Grant Program shall be Non-Statutory Options evidenced by instruments in such form as the Plan Administrator shall from time to time approve; PROVIDED, however, that each such instrument shall comply with and incorporate the terms and conditions specified below.

     II.    TERMS AND CONDITIONS OF OPTION

            A.   EXERCISE PRICE.

            1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the grant date.

            2. The exercise price shall become immediately due upon exercise of the option and shall be payable in any of the alternative forms authorized under the Discretionary Grant Program.

            B. NUMBER OF OPTION SHARES. The number of shares of Common Stock for which each grant is to be made to a selected Optionee shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                 X    = A DIVIDED BY (B x 66-2/3%), where

                 X is the number of option shares,

                 A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

                 B is the Fair Market Value per share of Common Stock on the date of the grant.

            C.   TERM AND EXERCISE OF OPTIONS.

            1. Each option shall have a maximum term of ten (10) years measured from the grant date. Provided the Optionee continues in Service, the option shall become exercisable for (i) fifty percent (50%) of the option shares on the last day of June in the calendar year for which the option is granted and for (ii) the balance of the option shares in a series of six (6) successive equal monthly installments on the last day of each of the next six (6) calendar months.

            2. The option shall be assignable or transferable to the extent determined by the Plan Administrator and provided in the agreement evidencing such option. However, any assignee or transferee shall be entitled to exercise the option in the same manner and only to the same extent as the Optionee would have been entitled to exercise the option had it not been transferred and shall be subject to the same restrictions, repurchase rights, and other limitations that bound the Optionee or right holder, unless otherwise determined by the Plan Administrator.

            D.   EFFECT OF TERMINATION OF SERVICE.

            1. Should an Optionee cease Service for any reason after his or her outstanding option has become exercisable in whole or in part, then that option shall remain exercisable, for any or all of the shares for which the option is exercisable on the date of such cessation of Service, until the expiration of the ten (10) year option term or any sooner termination in connection with a Corporate Transaction. Following the Optionee's death, such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's death, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten (10)-year option term or any sooner termination in connection with a Corporate Transaction.

            2. Should the Optionee die before his or her outstanding option becomes exercisable for any of the option shares, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which have elapsed between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the EARLIEST to occur of (i) the specified expiration date of the option term, (ii) the termination of the option in connection with a Corporate Transaction or (iii) the third anniversary of the date of the Optionee's death. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

            3. Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service before his or her outstanding option becomes exercisable for any of the option shares, then the Optionee shall nevertheless have the right to exercise such option for up to that number of option shares equal to (i) one-twelfth (1/12) of the total number of option shares multiplied by (ii) the number of full calendar months which elapse between the first day of the calendar year for which the option is granted and the last day of the calendar month during which the Optionee ceases Service. Such right of exercise shall lapse, and the option shall terminate, upon the expiration of the ten
(10)-year option term or any sooner termination in connection with a Corporate Transaction. However, the option shall, with respect to any and all option shares for which it is not exercisable at the time of the Optionee's cessation of Service, terminate immediately upon such cessation of Service and shall cease to remain outstanding with respect to those option shares.

            4. Except to the limited extent specifically provided above, should the Optionee cease for any reason to remain in Service before his or her outstanding option first becomes exercisable for one or more option shares, then that option shall immediately terminate upon such cessation of Service and shall cease to remain outstanding.

            E. STOCKHOLDER RIGHTS. The Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for those shares.

     III.   CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. Should any Corporate Transaction occur while the Optionee remains in Service, then each outstanding option held by such Optionee under this Salary Reduction Program shall become exercisable, immediately prior to the specified effective date of such Corporate Transaction, for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each such option shall terminate unless assumed by the successor entity or its parent corporation.

            B. Upon the Involuntary Termination of the Optionee's Service following a Change in Control, each outstanding option held by such Optionee under this Salary Reduction Program shall immediately become exercisable for all of the shares at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the expiration of the ten (10)-year option term.

            C. Option grants under this Salary Reduction Program shall not affect the Corporation's right to adjust, reclassify, reorganize or change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any or all of its assets.

                                     ARTICLE SIX

                                STOCK ISSUANCE PROGRAM

     I.     TERMS AND CONDITIONS OF STOCK ISSUANCES

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions below.

            A.   CONSIDERATION

            1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

                 (i) full payment in cash or check made payable to the Corporation's order,

                 (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator, or

                 (iii) past services rendered to the Corporation or any Parent or Subsidiary.

            2. Newly Issued Shares must be issued for consideration with a value not less than eighty-five percent (85%) of the Fair Market Value of such shares at the time of issuance.

            3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

            4. Shares of Common Stock may also, in the Plan Administrator's absolute discretion, be issued pursuant to an irrevocable election by the Participant to receive a portion of his or her base salary in shares of Common Stock in lieu of such base salary. Any such issuance shall be effected in accordance with the following guidelines:

            - On the first trading day in January of the calendar year for which the election is effective, the portion of base salary subject to such election shall automatically be applied to the acquisition of Common Stock by dividing the elected dollar amount by the Fair Market Value per share of the Common Stock on that trading day. The number of issuable shares shall be rounded down to the next whole share, and the issued shares shall be held in escrow by the Secretary of the Corporation as partly-paid shares until the Participant vests in those shares. The Participant shall have full stockholder rights, including voting, dividend and liquidation rights, with respect to all issued shares held in escrow on his or her behalf, but such shares shall not be assignable or transferable while they remain unvested.

            - Upon completion of each calendar month of Service during the year for which the election is in effect, the Participant shall vest in one-twelfth (1/12) of the issued shares, and the stock certificate for those shares shall be released from escrow. All the issued shares shall immediately vest upon (i) the consummation of a Corporate Transaction or
     (ii) the Involuntary Termination of the Participant's Service following a Change in Control. Should the Participant otherwise cease Service prior to vesting in one or more monthly installments of the issued shares, then those unvested shares shall immediately be surrendered to the Corporation for cancellation, and the Participant shall not be entitled to any cash payment or other consideration from the Corporation with respect to the canceled shares and shall have no further stockholder rights with respect to such shares.

            B.   VESTING PROVISIONS

            1. The shares of Common Stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                 (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                 (ii) the number of installments in which the shares are to vest,

                 (iii) the interval or intervals (if any) which are to lapse between installments, and

                 (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

            2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

            3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately canceled by the Corporation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the canceled shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such canceled shares. The canceled shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

            4. The Plan Administrator may in its discretion elect to waive the cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.    CORPORATE TRANSACTIONS/CHANGE IN CONTROL

            A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

            B. The Plan Administrator shall have the discretionary authority, exercisable at any time while unvested shares remain outstanding under this Stock Issuance Program, to provide for the immediate and automatic vesting of those shares in whole or in part upon the occurrence of a Change in Control.
The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service through an Involuntary Termination effected within a specified period following the Change in Control.

     III.   TRANSFER RESTRICTIONS/SHARE ESCROW

            A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED ______________, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

            B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be canceled, and neither the Participant nor the proposed transferee shall have any rights with respect to such canceled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the transferred shares.

                                    ARTICLE SEVEN

                                    MISCELLANEOUS

     I.     LOANS OR INSTALLMENT PAYMENTS

            A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Grant Program or the Salary Reduction Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the acquired shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

            B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     II.    AMENDMENT OF THE PLAN AND AWARDS

            A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. To the extent necessary to comply with applicable laws or if the Plan Administrator deems it advisable, the Corporation shall obtain stockholder approval of any Plan amendment in such manner and to such a degree as required. However, no such amendment or modification shall adversely affect rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment.

            B. Unless approved by the stockholders, the Board (or Plan Administrator) shall not reduce the exercise price of any outstanding stock option or reduce the base amount on which the appreciation of any outstanding stock appreciation right is calculated to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the stock option or stock appreciation right.

            C. Options to purchase shares of Common Stock may be granted under the Discretionary Grant Program and the Salary Reduction Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable short term federal rate) for the period the shares were held in escrow.

     III.   TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or stock appreciation rights or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state, local and foreign income tax and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares under the Stock Issuance Program with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

            - STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

            - STOCK DELIVERY: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

     IV.    EFFECTIVE DATE AND TERM OF PLAN


            A. This Plan shall become effective immediately upon approval by the Corporation's stockholders at the 1994 Annual Meeting.

            B.   The Plan shall terminate upon the EARLIER of (i) April 28,
2004 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or canceled pursuant to the exercise of options or stock appreciation rights or the issuance of shares (whether vested or unvested) under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

     V.     USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

     VI.    REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the stock options and stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

     VII.   NO EMPLOYMENT/SERVICE RIGHTS

            Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or Subsidiary) for any period of specific duration, and the Corporation (or any Subsidiary retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.


                                       GLOSSARY

            The following definitions shall be in effect under the Plan:

            CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through any of the following transactions:

            - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

            - a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

            CODE:  the Internal Revenue Code of 1986, as amended.

            COMMITTEE: a committee appointed by the Board to administer the Plan and constituted in such manner for transactions under the Plan to be exempt from Section 16(b) of the 1934 Act in accordance with Rule 16b-3 thereunder.

            COMMON STOCK:  common stock of the Corporation.

            CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

            - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

            - a sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, or

            - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

            COVERED EMPLOYEE: an individual defined as a "Covered Employee" under Section 162(m) of the Code and the regulations thereunder.

            EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more Parents or Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

            FAIR MARKET VALUE: the closing selling price per share on the date in question on the NASDAQ National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

            - the direct or indirect acquisition by any person or related group of persons of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, AND

            - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

            INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

            INVOLUNTARY TERMINATION: the termination of the Service of any Optionee or Participant which occurs by reason of:

            - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

            - such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

            MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or any Parent or Subsidiary, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any Parent or Subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation or any Parent or Subsidiary.

            NEWLY ISSUED SHARES: shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock.

            1934 ACT:  the Securities Exchange Act of 1934, as amended.

            NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

            OPTIONEE: any person to whom an option is granted under the Discretionary Grant, Automatic Grant or Salary Reduction Grant Program in effect under the Plan.

            PARENT: each corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation (other than the Corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

            PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

            PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

            PLAN ADMINISTRATOR: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, the Salary Reduction and the Stock Issuance Programs.

            SERVICE: the provision of services on a periodic basis to the Corporation or any Parent or Subsidiary in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

            SUBCOMMITTEE: a subcommittee of the Committee comprised solely of two or more "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder.

            SUBSIDIARY: each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

            TAKE-OVER PRICE: the GREATER of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offer or in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

            TREASURY SHARES: shares of Common Stock reacquired by the Corporation and held as treasury shares.

                      THIS PROXY IS SOLICITED ON BEHALF OF
            THE BOARD OF DIRECTORS OF DIGITAL MICROWAVE CORPORATION
                  FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 4, 1998

     The undersigned stockholder of DIGITAL MICROWAVE CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 13, 1998, and the 1998 Annual Report to Stockholders, and hereby appoints Charles D. Kissner, Carl A. Thomsen and Carol A. Goudey or any one of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Stockholders of DIGITAL MICROWAVE CORPORATION to be held on August 4, 1998 at 3:00 p.m., local time, at the Company's executive offices located at 170 Rose Orchard Way, San Jose, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT AND RESTATEMENT OF THE DIGITAL MICROWAVE CORPORATION 1994 STOCK INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF DIGITAL MICROWAVE CORPORATION, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     1.  ELECTION OF OFFICERS

         ___ FOR all nominees listed below    ___ WITHHOLD AUTHORITY to vote for
             (except as indicated)                all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.

           CHARLES D. KISSNER
           RICHARD C. ALBERDING
           JOHN W. COMBS
           CLIFFORD H. HIGGERSON
           JAMES D. MEINDL
           BILLY B. OLIVER
           HOWARD ORINGER

     2. PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE DIGITAL MICROWAVE CORPORATION 1994 STOCK INCENTIVE PLAN TO AMEND THE MAXIMUM NUMBER OF SHARES THAT ANY PARTICIPANT MAY RECEIVE IN ANY FISCAL YEAR TO 750,000 SHARES, EXCEPT IF SUCH PARTICIPANT IS A NEW HIRE IN WHICH CASE SUCH PARTICIPANT MAY RECEIVE UP TO 1,500,000 SHARES IN HIS OR HER FIRST FISCAL
YEAR:

         ____ FOR            ____ AGAINST            ____ ABSTAIN


     3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF DIGITAL MICROWAVE CORPORATION FOR FISCAL 1999:

         ____ FOR            ____ AGAINST            ____ ABSTAIN


                                       DATED:  ____________, 1998


                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Signature

                                       This Proxy should be marked, dated and
                                       signed by the stockholder(s) exactly as
                                       his or her name appears hereon, and
                                       returned promptly in the enclosed
                                       envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


                                       2